SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               June 19, 2002
              Date of Report (Date of earliest event reported)

                          SYCAMORE NETWORKS, INC.
           (Exact name of registrant as specified in its charter)



                     Commission file number: 000-27273



                   Delaware                               04-3410558
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)


                              150 Apollo Drive
                            Chelmsford, MA 01824
                  (Address of principal executive offices)
                                 (Zip code)

     Registrant's telephone number, including area code: (978) 250-2900

                               Not Applicable
       (Former name or former address, if changed since last report)
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ITEM 5: OTHER EVENTS

On June 19, 2002, the Registrant issued a press release announcing a restructuring of its operations and providing guidance on its projected revenue and results of operations for its fiscal fourth quarter ending July 31, 2002.

A copy of the Registrant's press release dated June 19, 2002 is attached as
Exhibit 99.1 hereto and incorporated by reference herein.


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.


        99.1 Press Release dated June 19, 2002
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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Sycamore Networks, Inc.



/s/ Frances M. Jewels
---------------------

Frances M. Jewels
Chief Financial Officer
(Duly Authorized Officer and Principal
Financial and Accounting Officer)


Dated: June 20, 2002
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EXHIBIT INDEX


Exhibit                         Description
Number

99.1                            Press Release dated June 19, 2002.